Exhibit 99.1

Catalyst Biosciences Completes First Steps in Reverse Merger Plan

Acquires F351, a Phase 3 Drug to Treat Fibrosis

Will Acquire Controlling Interest in Continent, a China-Based Commercial Pharma Company, from the GNI Group in Subsequent Transaction

Announces $7.5 million Special Dividend and Contingent Value Right (CVR)

CBIO Stockholder Meeting Planned for 2023

CBIO to Host Conference Call Today at 8:00 a.m. E.T.

South San Francisco, California and Tokyo, Japan, December 27, 2022 (GLOBE NEWSWIRE) -- Catalyst Biosciences, Inc. (NASDAQ: CBIO) (“Catalyst”) and GNI Group Ltd. (2160.T) (“GNI”) today announced that the parties have signed definitive agreements for the sale and purchase of GNI’s proprietary new chemical entity F351 program. F351 has shown clinical efficacy as a treatment for both liver and kidney fibrosis. In a separate independent transaction, GNI and other minority stockholders will, subject to stockholder approval and certain customary closing conditions, exchange their controlling interest in Beijing Continent ("Continent"), a commercial-stage pharmaceutical company based in China and majority-owned subsidiary of GNI, for newly issued shares of Catalyst. Catalyst will continue to trade on NASDAQ under the ticker symbol “CBIO” after both transactions.

Continent is the first marketer of pirfenidone in China for idiopathic pulmonary fibrosis, which was approved in China in 2011. Continent recorded sales of 513 million RMB ($73 million USD) in the nine months ended September 30, 2022. Continent has operated profitability during the last 5 years while funding a clinical pipeline focused on other fibrosis indications, including F351 for hepatitis B virus (HBV)-associated fibrosis and non-alcoholic steatohepatitis (“NASH”).

In conjunction with these transactions, CBIO will distribute $7.5 million on January 12th as a special dividend and grant a non-transferable (CVR), each to stockholders of record on January 5th. The CVR entitles stockholders of record to future dividends associated with the monetization of Catalyst intellectual property and other assets, including additional potential cash distributions. Catalyst expects the ex-dividend date for its common stock to be January 13th. This distribution follows a previous distribution of $45 million in September 2022.  The Company expects to make one or more additional distributions through the CVR in 2023.

The acquisition of F351, consummated concurrently with the execution of the definitive asset purchase agreement, provides Catalyst with the global rights to F351 (excluding Mainland China, where the rights are held by Continent) in consideration for 6,266,521 shares of common stock and 12,340 shares of a new series of preferred stock (Series X) with economic rights equivalent to Catalyst’s common stock. Each share of Series X preferred stock is convertible into 10,000 shares of common stock, subject to stockholder approval under Nasdaq rules and subject to a beneficial ownership conversion blocker.

Both the conversion of the Series X preferred stock and the acquisition of a 65.18% interest in Continent will be subject to Catalyst stockholder approval, which will be sought in 2023. If the acquisition is approved by stockholders, Catalyst would issue at closing a total of up to 1,110,776,224 shares of common stock for a controlling interest in Continent, at which point Catalyst would expect to consolidate results of operations with Continent.

“The asset purchase of F351 and the subsequent business combination with Continent allows CBIO to both accelerate the return of cash to stockholders and provide additional value to our stockholders through equity ownership of Continent and a CVR for the monetization of our legacy assets,” said Nassim Usman, Ph.D., chief executive officer (CEO) of Catalyst Biosciences.  “The company is continuing its efforts to monetize the legacy assets and we expect to distribute additional cash in 2023.  We believe that this set of transactions creates an attractive fibrosis company with further upside for our stockholders. Continent is profitable with a robust fibrosis pipeline in various stages of development, including a Phase 3 study of F351 in HBV associated fibrosis and a Phase 2 study poised to initiate in NASH fibrosis.”

Ying Luo, Ph.D., CEO of GNI Group added, “Continent has funded its drug discovery programs in China using its own profits.  We are very excited with the positive results from the F351 Phase 2 clinical study of HBV-associated liver fibrosis in China and are keenly interested in expanding the clinical development of F351 for NASH fibrosis in the U.S. This transaction enables GNI Group to accelerate the clinical development of F351.”

Leadership & Organization
Effective with the closing of the F351 acquisition, the Catalyst board will consist of three legacy Catalyst directors (Augustine Lawlor, Nassim Usman. Ph.D., and Andrea Hunt), and two directors newly designated by GNI (Ying Luo, Ph.D. and Thomas Eastling).  Nassim Usman and Seline Miller will continue to serve as the Chief Executive Officer and Interim Chief Financial Officer, respectively, at least through the closing of the Continent acquisition.

About F351
F351 is a next-generation perfinidone analog in Phase 3 clinical development for the treatment of HBV associated liver fibrosis in China and the combined company expects to file an IND in the United States and commence Phase 2 studies in NASH fibrosis, an advanced form of non-alcoholic fatty liver disease (“NAFLD”) in 2023.

About the Transactions
The acquisition of the F351 intellectual property portfolio F351 is the result of an asset purchase in which Catalyst acquired from GNI affiliates all right, title and interest to F351 (including intellectual property, data and regulatory filings, but excluding intellectual property rights and related assets in Mainland China) for a combination of 6,266,521 shares of Catalyst common stock and 12,340 shares of Series X Preferred Stock (the “Preferred Stock”). Each share of Preferred Stock is convertible into 10,000 shares of common stock, subject to Catalyst stockholder approval and subject to a customary beneficial ownership conversion blocker (not to exceed 19.9%).  Stockholder approval for the conversion of the Preferred Stock will be sought in conjunction with the stockholder vote for the Continent acquisition.

Catalyst will separately acquire 65.18% of Continent from GNI and certain other minority holders pursuant to a Business Combination Agreement. At closing, GNI and the minority holders will be entitled to receive in the aggregate approximately 1.11 billion shares of Catalyst common stock. Closing of the transactions contemplated under the Business Combination Agreement will be subject to Catalyst stockholder approval at a stockholder meeting expected to be held in the second quarter of 2023 and Nasdaq's approval of the listing of the shares of Catalyst Common Stock to be issued in connection with the Contributions.  Following stockholder approval of the conversion the Preferred Stock and the consummation of the Continent business combination, Catalyst stockholders would own ~2.5% of the combined company which is being valued at ~$343 million following these transactions.

Raymond James is serving as exclusive financial advisor to Catalyst and Orrick, Herrington & Sutcliffe LLP is serving as legal counsel to Catalyst.  Gibson, Dunn & Crutcher LLP is serving as legal counsel to GNI.

Conference Call Information
Catalyst will host a conference call today, December 27, 2022, at 8:00 a.m. E.T., to discuss the proposed transactions. The conference call may be accessed by dialing 1-877-425-9470 (United States and Canada) or 1-201-389-0878 (international) and asking to join the Catalyst conference call. Investors and interested parties may also access a live webcast of the presentation by clicking HERE. A replay of the webcast will be archived on the Catalyst website following the presentation.

About Catalyst Biosciences
Catalyst Biosciences, Inc. and its subsidiary (the “Company” or “Catalyst”) is a biopharmaceutical company with expertise in protease engineering. Prior to ceasing research and development activities in March 2022, the Company had several protease assets that may address unmet medical needs in disorders of the complement or coagulation systems. The Company is exploring several strategic alternatives to monetize the Company’s legacy assets and is focused on distributing its available cash, after paying or reserving for its obligations and liabilities, to stockholders. Investors and interested parties may find additional information on the Investor page of the Catalyst Biosciences website at: https://ir.catalystbiosciences.com/.

About Continent
Continent is a profitable fully-integrated specialty biopharmaceutical company with a focus in the organ fibrosis market.  With global research and development capabilities, commercial-scale manufacturing facilities, a deep distribution network across China, and a sales and marketing team of 300 people, Continent is a leader in selling ETUARY (perfinidone) for the treatment of idiopathic pulmonary fibrosis (IPF). The company has a rich pipeline of potential assets, including F351 for HBV-associated liver fibrosis which is in Phase 3 study in China.

About GNI Group Ltd
GNI Group is a global multinational company publicly listed and incorporated in Japan which engages in the research, development, manufacturing and sales of pharmaceutical drugs and traditional Chinese medicines.

Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended (Securities Act)) concerning Catalyst, GNI, the proposed transactions and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Catalyst and GNI, as well as assumptions made by, and information currently available to, management of Catalyst and GNI. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Statements that are not historical facts are forward-looking statements. Forward-looking statements in this communication include, but are not limited to, expectations regarding the proposed merger and financing transactions; the potential benefits and results of such transactions; the expected timing of the closing of the proposed transactions; statements regarding the potential of, and expectations regarding, GNI’s programs; and the expected timing of GNI’s filing of an IND for F351 in NASH. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the Contributions are not satisfied, including the failure to timely obtain stockholder approval for the transactions contemplated by the Business Combination Agreement, if at all, and Nasdaq’s approval of the listing of the shares of Catalyst Common Stock to be issued in connection with the Contributions; (ii) uncertainties as to the timing of the consummation of the proposed transactions contemplated by the Business Combination Agreement and the ability of each of Catalyst, the Contributors, the Minority Holders and CPI to consummate the proposed Contributions, as applicable; (iii) risks related to Catalyst’s ability to manage its operating expenses and expenses associated with the proposed transactions contemplated by the Business Combination Agreement; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transactions contemplated by the Business Combination Agreement; (v) unexpected costs, charges or expenses resulting from the purchase of the F351 Assets or the Contributions; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Contributions or the purchase of the F351 Assets; (vii) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance the product candidates and preclinical programs of Catalyst; and (viii) risks associated with the possible failure to realize certain anticipated benefits of the Contributions or the purchase of the F351 Assets, including with respect to future financial and operating results. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Catalyst’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC as well as the registration statement on Form S-4 to be filed with the SEC by Catalyst. Catalyst and GNI can give no assurance that the conditions to the proposed transactions will be satisfied. Except as required by applicable law, Catalyst and GNI undertake no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

This press release contains hyperlinks to information that is not deemed to be incorporated by reference into this press release.

No Offer or Solicitation
This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Will be Filed with the SEC
In connection with the proposed transactions between Catalyst and GNI, Catalyst intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a proxy statement/prospectus of Catalyst. CATALYST AND GNI URGE INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CATALYST, GNI, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Catalyst with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Catalyst with the SEC by contacting Catalyst Biosciences Inc. at investors@catbio.com. Investors and stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transactions.

Participants in the Solicitation
Catalyst, GNI and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transactions. Information about Catalyst’s directors and executive officers is included in Catalyst’s most recent Annual Report on Form 10-K, including any information incorporated therein by reference, as filed with the SEC, and the proxy statement for Catalyst’s 2022 annual meeting of stockholders. Additional information regarding the persons who may be deemed participants in the solicitation of proxies will be included in the proxy statement/prospectus relating to the proposed transactions when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Contacts:

Catalyst Biosciences, Inc.
Trisha Colton, Investor Relations
investors@catbio.com